UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2007
                                -----------------

                                 PNA Group, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-142896               04-3756642
         --------                     ----------               ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)

                    400 Northridge Road
                     Atlanta, Georgia                             30350
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          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:    (770) 641-6460
                                                       --------------

                                 Not Applicable
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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

Item 2.02.  Results of Operations and Financial Condition.

         On November 12, 2007, PNA Group, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This Form 8-K and Exhibit 99.1 hereto is being furnished to the Securities and Exchange Commission (the "SEC") pursuant to Item 2.02 of Form 8-K and is therefore not to be considered "filed" with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

             Exhibit #      Description
             ---------      -----------

             99.1*          Copy of the Company's press release, issued November
                            12, 2007

* Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant's other SEC filings.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PNA GROUP, INC.



Date: November 13, 2007            By:   /s/ Christopher J. Moreton
      -----------------               ------------------------------------------
                                    Name:    Christopher J. Moreton
                                    Title:   Chief Financial Officer

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